371Z159

                               -10-

                                                   Exhibit 4.4(b)

                   COMMON STOCK PURCHASE WARRANT


                            To Purchase
                     Shares of Common Stock of

                         APA OPTICS, INC.


      THIS CERTIFIES THAT NE Venture, Inc., a South Dakota corporation ("NE Venture") (the "Holder"), or its successors or permitted assigns, is entitled to subscribe to and purchase from APA Optics, Inc., a Minnesota corporation (the "Company"), at any
time  on  or  after                 ,  199  ,  to  and  including
                  ,  200  ,          fully paid and nonassessable
shares of the Company's Common Stock, $.01 par value (the "Warrant Shares"), at the price of $ per share (the "Warrant Exercise Price"), subject to adjustment as hereinafter indicated.

      This Warrant is issued pursuant to the Agreement of Intent and Due Diligence by and between the Company and Aberdeen Development Corporation dated May 8, 1995, as amended effective August , 1995, and the Subscription and Investment Representation Agreement by and between the Company and the
Holder made effective April , 1996 (the "Subscription Agreement"), and is subject to the provisions thereof and the following provisions, terms, and conditions:

     1.   Exercise and Transferability.

           (a) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to fewer than 100 shares of Common Stock), by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash or certified or cashier's check of the Warrant Exercise Price for the Warrant Shares being purchased.

           (b) This Warrant may not be transferred, except by will, pursuant to the operation of law, or in compliance with the provisions of Section 9 hereof.

      2. Issuance of the Warrant Shares. The Company agrees that the Warrant Shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Subject to the provisions of the next succeeding Section, certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of Common Stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of Section 9 hereof, to the extent that such provisions and limitations are applicable.

      3. Covenants of the Company. The Company covenants and agrees that the Warrant Shares issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to, or less than, the then effective Warrant Exercise Price. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for issuance upon exercise of the rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of such rights.

      4.    Antidilution  Adjustments.  The  provisions  in  this
Warrant  relating to the number of Warrant Shares and the Warrant
Exercise Price are subject to adjustment as hereinafter provided.

           (a) In case the Company shall declare a dividend or make any other distribution upon the Common Stock of the Company payable in shares of Common Stock or other securities, upon exercise of this Warrant, the Holder shall be entitled to receive, for each share of Common Stock purchased pursuant to such Warrant, the number of shares of Common Stock or other securities, as the case may be, issued per share of Common Stock in payment of such dividend or distribution.

     (b) In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and, conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Warrant
     Exercise Price in effect          immediately prior to  such
     combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this Subsection 4(b), no adjustment in the Warrant Exercise Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 4 as a result of, or by reason of, any such subdivision or combination.

           (c) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 4(a) or 4(b), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to this Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

          (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

           (e) Except as hereinafter provided, no adjustment of the Warrant Exercise Price hereunder shall be made if such adjustment results in a change in the Warrant Exercise Price then in effect of less than five cents ($.05). Any adjustment of less than five cents ($.05) of any Warrant Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to five cents ($.05) or more. However, upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Warrant Exercise Price up to and including any date upon which this Warrant is exercised.

      5. Consolidation, Merger, or Sale of Assets. In the case of any consolidation or merger of the Company with another corporation, the sale of all or substantially all of its assets to another person, or any reorganization or reclassification of the capital stock of the Company (except a split-up or combination, provision for which is made in Section 4 hereof):

           (a) As a condition of such consolidation, merger, sale, reorganization, or reclassification, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock, securities, or assets as may (by virtue of such consolidation, merger, sale, reorganization, or reclassification) be issued or payable with respect to, or in exchange for, a number of outstanding shares of the Company's Common Stock equal to the number of Warrant Shares immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization, or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger, or sale unless, prior to, or simultaneously with, the consummation thereof, the successor person or persons purchasing such assets or succeeding or resulting from such consolidation, merger, reorganization, or reclassification shall assume by written instrument, executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

           (b) In the event that the Company shall make any distribution of its assets upon, or with respect to, its Common Stock, as a liquidating or partial liquidating dividend, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the State of Minnesota, the Holder shall, upon the exercise of this Warrant after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to the Warrant Shares subscribed for, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of distribution as determined in good faith by the Board of Directors) that would have been distributed to the Holder if the Holder had exercised this Warrant immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

      6. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay an amount in cash equal to the sum of (a) the excess, if any of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share plus
(b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and asked prices on any national securities exchange or on The Nasdaq Stock Market (NASDAQ), or if not listed on a national securities exchange or on NASDAQ, the average of the last reported closing bid and asked prices as reported by market makers in such Common Stock on the over-the-counter market or, if not listed on a national securities exchange or on NASDAQ or quoted by market makers, the fair market value as determined in good faith by the Company's Board of Directors.

      7. Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's currently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding-up of the Company.

      8.    No Voting Rights.  This Warrant shall not entitle the
Holder to any voting rights or other rights as a shareholder of the Company.

     9.   Restrictions on Transfer of the Warrant and the Warrant
Shares.

           (a) The Holder, by acceptance hereof, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws and certifies that the Warrant is being acquired for investment, for the Holder's own account, and not for distribution or sale. The Holder further acknowledges that similar representations may be required prior to the delivery of Warrant Shares following exercise of the Warrant.

     (b) The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or any Warrant Shares of the Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's cou nsel, and if in the opinion of such counsel the proposed transfer complies with federal and state securities laws and may be effected without registration or qualification (under any federal or state law), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer or dispose of the Warrant or Warrant Shares in accordance with the written notice.

           If, in the opinion of Company's counsel referred to in this Section 9, the proposed transfer of the Warrant or any Warrant Shares described in the written notice given pursuant to this Section 9 may not be effected without registration or qualification under federal or state securities laws, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit the Holder's activities in respect to such as, in the opinion of such counsel, are permitted by law.

           (c) An appropriate legend in substantially the form set forth at the end of this Warrant respecting restrictions upon the transfer of the Warrant and the Warrant Shares shall be endorsed on all certificates for the Warrant and the Warrant Shares. In addition, the Company's transfer agent shall place a stop order on the Company's transfer books with regard to the Warrant and the Warrant Shares.

           (d)  Any legend endorsed on a certificate pursuant  to
     Section 9(c) will be removed, and the Company will issue a new certificate without such legend if the Warrant Shares represented by such certificate are being disposed of by the Holder pursuant to a registration statement filed under the Securities Act or pursuant to Rule 144 under the Securities Act or similar rule then in effect. In addition, if the Holder delivers to the Company an opinion of counsel acceptable to the Company to the effect that no subsequent transfer of the Warrant Shares will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such Warrant Shares that do not bear the legend set forth in Section 9(c).

      10. Subject to the provisions of Section 9, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Holder in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed to any person or entity who represents in writing that he/it is acquiring the Warrant for investment and without any view to the sale or other distribution thereof. Each holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

      11. Limitation on Return on Investment. In the event the Holder sells some or all of the Warrant Shares at a price per share exceeding the Target Price corresponding to the Warrant Exercise Price for this Warrant set forth in Schedule I to this Warrant (the "Target Price") (as adjusted to reflect any stock splits, stock dividends, or similar events affecting the Common Stock, either before or after the exercise of the Warrants), all amounts received by the Holder for such Warrant Shares in excess of the Target Price per share (as adjusted to reflect any stock splits, stock dividends, or similar events affecting the Common Stock, either before or after the exercise of the Warrants) shall be remitted to the Company within five business days after receipt of Holder of such funds.

      12. Right of Redemption. If at any time more than two years following the exercise of this Warrant the Market Price per share of the Common Stock (as defined in Section 6 hereof) equals or exceeds the Target Price (as adjusted to reflect any stock splits, stock dividends, or similar events affecting the Common Stock, either before or after the exercise of the Warrants) for a period of twenty consecutive business days, the Company, at its option, may redeem some or all of the Warrant Shares from the Holder for the Target Price per share (as adjusted to reflect any stock splits, stock dividends, or similar events affecting the Common Stock, either before or after the exercise of the Warrants).

      13. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, APA Optics, Inc. has caused this Warrant to  be signed by its duly authorized officer and this Warrant  to
be dated                 , 199 .


                                APA OPTICS, INC.




                                By
                                  Anil K. Jain, President



     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.


                            SCHEDULE I


                       Warrant
        Warrant       Exercise   Maximum         Target
Year    Factor         Price      ROI            Price

1       $ 4.00         $ 4.00     $ 3.00         $11.00
2         5.00           5.00       3.75          13.75
3         6.00           6.00       4.50          16.50
4         7.00           7.00       5.25          19.25
5         8.00           8.00       6.00          22.00


                       WARRANT EXERCISE FORM

            To be signed only upon exercise of Warrant.



      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, of the shares of Common Stock of APA Optics, Inc. to which such Warrant relates and herewith makes payment of $ therefor in cash or by certified check, and requests that such shares be issued and be delivered to the undersigned at the address set forth below.


Dated:
                                    (Signature)



                                    (Address)


(Taxpayer's I.D. Number)


NOTE: If the shares are to be issued to a person other than the
      holder,   please   contact  the   Company   for   further
      instructions.



                        WARRANT ASSIGNMENT

           (To be signed only upon transfer of Warrant)

FOR  VALUE RECEIVED, the undersigned hereby sells, assigns  and
transfers unto               the purchase right represented  by
the  within  Warrant to purchase            of  the  shares  of
Common  Stock of APA Optics, Inc. to which such Warrant relates
and appoints                 attorney to transfer such purchase
right on the books of APA Optics, Inc. with full power of substitution in the premises.

Dated:
                               Signature
                               ____________________________

                               Name
                               ____________________________
                               Address
                               ____________________________